Exhibit 32

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Quarterly Report of Tiens Biotech Group (USA), Inc. (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jinyuan Li, Chief Executive Officer (Prinicipal Executive Officer) and President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period certified.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

         Signed on this 15th day of May, 2005.

                                                      /s/ Jinyuan Li
                                                     ---------------
                                                     Jinyuan Li

         In connection with the Quarterly Report of Tiens Biotech Group (USA), Inc. (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wenjun Jiao, Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period certified.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

         Signed on this 15th day of May, 2005.

                                                      /s/ Wenjun Jiao
                                                     ----------------
                                                     Wenjun Jiao